United States

Securities and Exchange Commission

Washington, D.C. 20549

Schedule 14A

(Rule 14a-101)

Information Required in

Proxy Statement

Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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CRYOLIFE, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) filing Proxy Statement, if Other Than the Registrant)

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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 21, 2015
_______________________

CRYOLIFE, INC.

(Exact name of registrant as specified in its charter)
_________________________

Florida	1-13165	59-2417093
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1655 Roberts Boulevard, N.W.,  Kennesaw,  Georgia  30144
(Address of principal executive office) (zip code)

Registrant's telephone number, including area code: (770) 419-3355

_____________________________________________________________

(Former name or former address, if changed since last report)
_________________________

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Section 5 Corporate Governance and Management

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 5.02(b)

David M. Fronk, CryoLife, Inc.’s (“CryoLife”) Vice President, Regulatory Affairs and Quality Assurance, will assume the role of Senior Director of Quality, effective May 1, 2015.

In this new role, Mr. Fronk’s compensation will be comprised of an annual base salary of $200,000 and a target annual bonus opportunity of 10% (however, for 2015, Mr. Fronk’s bonus opportunity will be comprised of 40% of his annual base salary in effect from January through April and 10% of his annual base salary in effect for the remainder of the year). Mr. Fronk will also be eligible to (i) receive such equity awards as the Compensation Committee of the Company’s board of directors may authorize from time to time for, and (ii) participate in all Company employee benefit programs available to, similarly situated employees. The compensation paid to Mr. Fronk while serving in the role of Vice President was described in the Company’s 2015 proxy statement filed with the Securities and Exchange Commission on Form 14A on April 20, 2015.

In conjunction with his change of roles, Mr. Fronk ceased to be an executive officer of the Company, effective as of April 22, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, CryoLife, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRYOLIFE, INC.

Date: April 27, 2015	By: /s/ D. Ashley Lee
Name: D. Ashley Lee
Title: Executive Vice President, Chief Operating
Officer and Chief Financial Officer